SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 2003

                          American States Water Company
                        Southern California Water Company
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             (Exact name of registrant as specified in its charter)

                          American States Water Company

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                         California                                         333-47647                        95-4676679
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
       (State of other jurisdiction of incorporation)                (Commission File Number)               IRS Employer
                                                                                                        Identification No.)

     630 East Foothill Boulevard, San Dimas, California                     91773-1212                     (909) 394-3600
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          (Address of Principal Executive Offices)                          (Zip Code)                      (Telephone)


                        Southern California Water Company

                         California                                         000-01121                        95-1243678
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       (State of other jurisdiction of incorporation)                (Commission File Number)               IRS Employer
                                                                                                        Identification No.)

     630 East Foothill Boulevard, San Dimas, California                     91773-1212                     (909) 394-3600
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          (Address of Principal Executive Offices)                          (Zip Code)                      (Telephone)

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         (Former name or former address, if changed since last reports.)
                                 Not applicable.

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Item 9. Regulation FD Disclosure

This information is being filed under both Items 9 and 12.

On March 31, 2003, the Company announced that it has filed Form 12b-25 - Notification of Late Filing, with the Securities and Exchange Commission with regard to its filing of Form 10-K for the period ending December 31, 2002. The Company expects to file its Form 10-K by April 15, 2003.

 The Company has determined that additional time is required to complete its analysis of its deferred and current tax accounts and to restate its financial statements for prior years. In addition, since Arthur Andersen LLP was the Company's previous accountants and are not in a position to audit the restatement, the Company's new independent accountants will need to re-audit the financial statements for the years ended December 31, 2001 and 2000. This analysis was undertaken in connection with a deferred tax study initiated in 2002 and that spans a period of 20 years. As a result of this study, the Company has preliminarily identified a cumulative total of approximately $4.5 million of previously recognized current and deferred tax expense which should not have been recognized in 2001 and earlier periods. The Company expects to report a corresponding reduction in taxes on income for prior periods presented along with an increase in beginning retained earnings in 2000.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1935, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                                         American States Water Company
                                                        Southern California Water Company
                                               ------------------------------------------------
                                                                  (Registrant)

March 28, 20003                                 /s/ McClellan Harris III
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                  (Date)                                        (Signature)*

                                               McClellan Harris III
                                               Principal Financial and Accounting Officer,
                                               CFO, Sr. VP-Finance, Treasurer and Secretary
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*Print name and title of the signing officer under his signature